UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of Earliest Event Reported): May 24, 2004


                         CONSUMERS FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)
                     ---------------------------------------


          Pennsylvania                   0-2616                23-1666392
------------------------------    ----------------------   -------------------
State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
Incorporation)                                           Identification Number)





132 Spruce Street, Cedarhurst, NY                                11516
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code: (516) 792-0900
                                                    --------------

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Item 5:  Other Events and Regulation FD Disclosure.

         In May, 2004, we filed our Form 10-K for the year ended December 31, 2003 and our Form 10-Q for the quarter ended September 30, 2003. The 10-K contained an auditor's report. Although our auditors had informed us by email that "the 10-K looks ok," they did not sign the auditor's report. The SEC Staff has taken the position that the financial statements contained in the 10-K are, in its opinion, not audited. We disagree with the SEC Staff's opinion.

         As previously reported, we have discharged our prior auditors and are in the process of engaging new auditors. We plan to file a new 10-K for the year ended December 31, 2003, which will contain financial statements audited by our new auditors, an amended 10-Q for the quarter ended September 30, 2003 and 10-Q Reports for the quarters ended March 31, 2004 and June 30, 2004. We hope to make all these fillings during August 2004.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



Date: June 28, 2004



                         CONSUMERS FINANCIAL CORPORATION




                                     By:  /s/ Donald J. Hommel
                                     --------------------------------------
                                     Donald J. Hommel,
                                     President, Chief Executive Officer and
                                     Chief Financial Officer